FIRST SUPPLEMENTAL INDENTURE

between

TRANSOCEAN INC.

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Trustee

December 11, 2007

TRANSOCEAN INC.
FIRST SUPPLEMENTAL INDENTURE

THIS FIRST SUPPLEMENTAL INDENTURE, dated as of December 11, 2007 (the “First Supplemental Indenture”), between Transocean Inc., a Cayman Islands exempted company limited by shares (the “Company”), and Wells Fargo Bank, National Association (the “Trustee”).

W I T N E S S E T H :

WHEREAS, the Company has heretofore executed and delivered to the Trustee an Indenture, dated as of December 11, 2007, providing for the issuance from time to time of one or more series of the Company’s Securities;

WHEREAS, Sections 2.01 and 9.01(9) of the Indenture provide that the Company and the Trustee may from time to time enter into one or more indentures supplemental thereto to establish the form or terms of Securities of a new series;

WHEREAS, Section 9.01(6) of the Indenture permits the execution of supplemental indentures without the consent of any Holders to add to the covenants of the Company for the benefit of all or any series of Securities;

WHEREAS, the Company desires to issue 5.25% Senior Notes due March 15, 2013, 6.00% Senior Notes due March 15, 2018  and 6.80% Senior Notes due March 15, 2038, each a new series of Securities the issuance of which was authorized by or pursuant to resolution of the Board of Directors of the Company;

WHEREAS, the Company, pursuant to the foregoing authority, proposes in and by this First Supplemental Indenture to supplement and amend the Indenture insofar as it will apply only to the  Senior Notes in certain respects; and

WHEREAS, all things necessary have been done to make the Senior Notes, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company, and to make this First Supplemental Indenture a valid agreement of the Company, in accordance with their and its terms.

NOW THEREFORE:

In consideration of the premises provided for herein, the Company and the Trustee mutually covenant and agree for the equal and proportionate benefit of all Holders of the  Senior Notes as follows:

ARTICLE ONE

THE SENIOR NOTES

SECTION 101    Designation of Senior Notes; Establishment of Form.  There shall be a series of Securities designated “5.25% Senior Notes Due March 15, 2013” of the Company (the “2013 Notes”), the form of which shall be substantially as set forth in Annex A hereto; a series of Securities designated “6.00% Senior Notes Due March 15, 2018” of the Company (the “2018 Notes”), the form of which shall be substantially as set forth in Annex B hereto; and a series of Securities designated “6.80% Senior Notes Due March 15, 2038” of the Company (the “2038 Notes”, and together with the 2013 Notes and the  2018 Notes, the “Senior Notes”), the form of which shall be substantially as set forth in Annex C hereto, each of which is incorporated into and shall be deemed a part of this First Supplemental Indenture, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by the Indenture, and which may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers of the Company executing such Senior Notes, as evidenced by their execution of the Senior Notes.

All of the Senior Notes will initially be issued in permanent global form, substantially in the respective forms set forth in Annex A, Annex B and Annex C hereto (the “Global Securities”), as Book-Entry Securities.  Each Global Security shall represent such of the Outstanding Senior Notes as shall be specified therein and shall provide that it shall represent the aggregate amount of Outstanding Senior Notes from time to time endorsed thereon and that the aggregate amount of Outstanding Senior Notes represented thereby may from time to time be reduced to reflect exchanges and redemptions.  Any endorsement of a Global Security to reflect the amount, or any increase or decrease in the amount, of Outstanding Senior Notes represented thereby shall be made by the Trustee in accordance with written instructions or such other written form of instructions as is customary for the Depositary, from the Depositary or its nominee on behalf of any Person having a beneficial interest in the Global Security.

The Company initially appoints The Depository Trust Company to act as Depositary with respect to the Global Securities.

SECTION 102    Amount.  Each series of the Senior Notes may be issued in unlimited aggregate principal amount.  The Trustee shall authenticate and deliver Senior Notes for original issue in an initial aggregate principal amount of up to $500,000,000 of 2013 Notes, up to $1,000,000,000 of 2018 Notes and up to $1,000,000,000 of 2038 Notes upon Company Order without any further action by the Company.

SECTION 103    Interest.  The Senior Notes of each series shall bear interest at the rate set forth under the caption “Interest” in the Senior Notes of such series, commencing on the Issue Date of the Senior Notes.  Interest on the  Senior Notes shall be payable to the persons in whose name the Senior Notes are registered at the close of business on the Regular Record Date for such interest payment.  The date from which interest shall accrue for each Senior Note shall be December 11, 2007.  The Interest Payment Dates on which interest on the Senior Notes shall be payable are March 15 and September 15, commencing on March 15, 2008.  The Regular Record Dates for the interest payable on the Senior Notes on any Interest Payment Date shall be March 1 or September 1, as the case may be, immediately preceding such Interest Payment Date.

SECTION 104    Additional Amounts.    Additional Amounts with respect to the Senior Notes of each series shall be payable in accordance with the provisions and in the amounts set forth under the caption “Tax Additional Amounts” in the Senior Notes of such series and in accordance with the provisions of the Indenture.

SECTION 105    Denominations.  The Senior Notes shall be issued in denominations of $1,000 or any integral multiple thereof.

SECTION 106    Optional Redemption.  The Company, at its option, may redeem the Senior Notes of each series in accordance with the provisions of and at the Redemption Prices set forth under the captions “Optional Redemption” and “Notice of Redemption” in the Senior Notes of such series and in accordance with the provisions of the Indenture.

SECTION 107    Sinking Fund.  There shall be no sinking fund for the retirement of the Senior Notes.

SECTION 108    Place of Payment.  The Place of Payment for the Senior Notes and the place or places where the principal of and interest on the Senior Notes shall be payable, the Senior Notes may be surrendered for registration of transfer, the Senior Notes may be surrendered for exchange or redemption and where notices may be given to the Company in respect of the Senior Notes is at the office or agency of the Trustee in Fort Worth, Texas; provided that payment of interest may be made at the option of the Company by check mailed to the address of the person entitled thereto as such address shall appear in the register of the Securities or by wire transfer of immediately available funds to the accounts in the United States specified by the Holder of such Senior Notes.

SECTION 109    Maturity. The date on which the principal of the 2013 Notes is payable, unless accelerated pursuant to the Indenture, shall be March 15, 2013.  The date on which the principal of the 2018 Notes is payable, unless accelerated pursuant to the Indenture, shall be March 15, 2018.  The date on which the principal of the 2038 Notes is payable, unless accelerated pursuant to the Indenture, shall be March 15, 2038.

SECTION 110    Paying Agent and Registrar.    The Company initially appoints the Trustee to act as Paying Agent and Registrar with respect to the Senior Notes.

SECTION 111    No Defeasance.  The provisions of Section 8.01(b) and Section 8.01(c) of the Indenture do not apply to the Senior Notes.

SECTION 112    Other Terms of the Senior Notes.    Without limiting the foregoing provisions of this Article One, the terms of the 2013 Notes shall be as set forth in the form of 2013 Notes set forth in Annex A hereto, the terms of the 2018 Notes shall be as set forth in the form of 2018 Notes set forth in Annex B hereto, and the terms of the 2038 Notes shall be as set forth in the form of 2038 Notes set forth in Annex C hereto, and in each case as provided in the Indenture.

ARTICLE TWO

AMENDMENTS TO THE INDENTURE

13 The amendments contained herein shall apply to the Senior Notes only and not to any other series of Security issued under the Indenture, and any covenants provided herein are expressly being included solely for the benefit of the Senior Notes. These amendments shall be effective for so long as there remain any Senior Notes Outstanding.

SECTION 201    Definitions.    Section 1.01 of the Indenture is amended by inserting or restating, as the case may be, in their appropriate alphabetical position, the following definitions:

“Consolidated Net Tangible Assets” means the total amount of assets (less applicable reserves and other properly deductible items) after deducting (1) all current liabilities (excluding the amount of those which are by their terms extendable or renewable at the option of the obligor to a date more than 12 months after the date as of which the amount is being determined) and (2) all goodwill, tradenames, trademarks, patents, unamortized debt discount and expense and other like intangible assets, all as set forth on the most recent balance sheet of the Company and its consolidated Subsidiaries and determined in accordance with GAAP.

“Funded Debt” means indebtedness of the Company or a Subsidiary owning Restricted Property maturing by its terms more than one year after its creation and indebtedness classified as long-term debt under GAAP, and in each case ranking at least pari passu with the Securities.

“Lien” means any mortgage, pledge, lien, encumbrance, charge or security interest.

“Restricted Property” means (1) any drilling rig or drillship, or portion thereof, owned or leased by the Company or any Subsidiary and used for drilling offshore oil and gas wells, which, in the opinion of the Board of Directors, is of material importance to the business of the Company and its Subsidiaries taken as a whole, but no such drilling rig or drillship, or portion thereof, shall be deemed of material importance if its gross book value (before deducting accumulated depreciation) is less than 2% of Consolidated Net Tangible Assets, or (2) any shares of capital stock or indebtedness of any Subsidiary owning any such drilling rig or drillship.

“Sale and Leaseback Transaction” means any arrangement with any Person pursuant to which the Company or any Subsidiary leases any Restricted Property that has been or is to be sold or transferred by the Company or the Subsidiary to such Person, other than (1) temporary leases for a term, including renewals at the option of the lessee, of not more than three years, (2) leases between the Company and a Subsidiary or between Subsidiaries, (3) leases of a Restricted Property executed by the time of, or within 12 months after the latest of, the acquisition, the completion of construction or improvement, or the commencement of commercial operation of, the Restricted Property, and (4) arrangements pursuant to any provision of law with an effect similar to the former Section 168(f)(8) of the Internal Revenue Code of 1954.

“Senior Notes” shall mean the 5.25% Senior Notes due March 15, 2013 of the Company, the 6.00% Senior Notes due March 15, 2018 of the Company and the 6.80% Senior Notes due March 15, 2038 of the Company.

“Tax Additional Amounts” has the meaning specified in Section 2.18.

“Value” means, with respect to a Sale and Leaseback Transaction, an amount equal to the present value of the lease payments with respect to the term of the lease remaining on the date as of which the amount is being determined, without regard to any renewal or extension options contained in the lease  which are outstanding on the effective date of such Sale and Leaseback Transaction and which have the benefit of Section 4.09.

SECTION 202    Tax Additional Amounts

Article Two shall be amended by adding the following section:

Section 2.18    Tax Additional Amounts.

The Company shall pay any amounts due with respect to the payments on the Senior Notes without deduction or withholding for any and all present and future withholding taxes, levies, imposts and charges (each, a “Withholding Tax”) imposed by or for the account of the Cayman Islands or any other jurisdiction in which the Company is resident for tax purposes or any political subdivision or taxing authority of such jurisdiction (the “Taxing Jurisdiction”), unless such withholding or deduction  is required by law.  If such deduction or withholding is at any time required, the Company will (subject to compliance by such Holder with any relevant administrative requirements) pay each Holder additional amounts (“Tax Additional Amounts”) as will result in such Holder’s receipt of such amounts as it would have received had no such withholding or deduction been required.

If the Taxing Jurisdiction requires the Company to deduct or withhold any Withholding Tax, the Company will (subject to compliance by a Holder with any relevant administrative requirements) pay such Tax Additional Amounts in respect of principal amount, Redemption Price and interest (if any) in accordance with the terms of the Senior Notes and the Indenture; provided, however, that the foregoing shall not apply to:

(a)           any Withholding Tax which would not be payable or due but for the fact that (1) the Holder of a Senior Note (or a fiduciary, settlor, beneficiary of, member or shareholder of, such Holder, if such Holder is an estate, trust, partnership or corporation) is a domiciliary, national or resident of, or engaging in business or maintaining a permanent establishment or being physically present in, the Taxing Jurisdiction or otherwise having some present or former connection with the Taxing Jurisdiction other than the holding or ownership of the Senior Note or the collection of principal amount, Redemption Price and Interest (if any), in accordance with the terms of the Senior Note and the Indenture or the enforcement of the Senior Note or (2) where presentation is required, the Senior Note was presented more than 30 days after the date such payment became due or was provided for, whichever is later;

(b)           any Withholding Tax attributable to any estate, inheritance, gift, sales, transfer, excise, personal property or similar tax, levy, impost or charge;

(c)           any Withholding Tax attributable to any tax, levy, impost or charge which is payable otherwise than by withholding from payment of principal amount, Redemption Price and interest (if any);

(d)           any Withholding Tax which would not have been imposed but for the failure to comply with certification, information, documentation or other reporting requirements concerning the nationality, residence, identity or connections with the relevant tax authority of the Holder or beneficial owner of the Senior Note, if this compliance is required by statute or by regulation as a precondition to relief or exemption from such Withholding Tax;

(e)           to the extent a Holder is entitled to a refund or credit in such Taxing Jurisdiction of amounts required to be withheld by such Taxing Jurisdiction; or

(f)           any combination of the instances described in (a) through (e).

With respect to Section 2.18(e), in the absence of evidence satisfactory to the Company, the Company may conclusively presume that a Holder of a Senior Note is entitled to a refund or credit of all amounts required to be withheld.  The Company shall not be required to pay any Tax Additional Amounts to any Holder of a Senior Note who is a fiduciary or partnership or other than the sole beneficial owner of the Senior Note to the extent that a beneficiary or settlor with respect to such fiduciary, or a member of such partnership or a beneficial owner thereof, would not have been entitled to the payment of such Tax Additional Amounts had such beneficiary, settlor, member or beneficial owner been the Holder of the Senior Note.

SECTION 203    Additional Covenants.    Article Four of the Indenture shall be amended by adding the following Sections 4.08 and 4.09:

Section 4.08    Limitation on Liens

The Company shall not create, assume or suffer to exist any Lien on any Restricted Property to secure any debt of the Company, any Subsidiary or any other Person, or permit any Subsidiary so to do, without making effective provision whereby the Securities then outstanding and having the benefit of this Section 4.08 shall be secured by a Lien equally and ratably with such debt for so long as such debt shall be so secured, except that the foregoing shall not prevent the Company or any Subsidiary from creating, assuming or suffering to exist Liens of the following character:

1.	any Lien existing on the date of issuance of the Senior Notes;

2.	any Lien existing on Restricted Property owned or leased by a Person at the time it becomes a Subsidiary;

3.	any Lien existing on Restricted Property at the time of the acquisition thereof by the Company or a Subsidiary;

4.
any Lien to secure any debt incurred prior to, at the time of, or within 12 months after the acquisition of Restricted Property for the purpose of financing all or any part of the purchase price thereof and any Lien to the extent that it secures debt which is in excess of such purchase price and for the payment of which recourse may be had only against such Restricted Property;

5.
any Lien to secure any debt incurred prior to, at the time of, or within 12 months after the completion of the construction and commencement of commercial operation, alteration, repair or improvement of Restricted Property for the purpose of financing all or any part of the cost thereof and any Lien to the extent that it secures debt which is in excess of such cost and for the payment of which recourse may be had only against such Restricted Property;

6.	any Lien securing debt of a Subsidiary owing to the Company or to another Subsidiary;

7.
any Lien in favor of the United States of America or any State thereof or any other country, or any agency, instrumentality of political subdivision of any of the foregoing, to secure partial, progress, advance or other payments or performance pursuant to the provisions of any contract or statute, or any Liens securing industrial development, pollution control, or similar revenue bonds;

8.
Liens imposed by law, such as mechanics’, workmen’s, repairmen’s, materialmen’s, carriers’, warehousemen’s, vendors’ or other similar Liens arising in the ordinary course of business, or governmental (federal, state or municipal) Liens arising out of contracts for the sale of products or services by the Company or any Subsidiary, or deposits or pledges to obtain the release of any of the foregoing;

9.
pledges or deposits under workmen’s compensation laws or similar legislation and Liens of judgments thereunder which are not currently dischargeable, or good faith deposits in connection with bids, tenders, contracts (other than for the payment of money) or leases to which the Company or any Subsidiary is a party, or deposits to secure public or statutory obligations of the Company or any Subsidiary, or deposits in connection with obtaining or maintaining self-insurance or to obtain the benefits of any law, regulation or arrangement pertaining to unemployment insurance, old age pensions, social security or similar matters, or deposits of cash or obligations of the United States of America to secure surety, appeal or customs bonds to which the Company or any Subsidiary is a party, or deposits in litigation or other proceedings such as, but not limited to, interpleader proceedings;

10.
Liens created by or resulting from any litigation or other proceeding which is being contested in good faith by appropriate proceedings, including Liens arising out of judgments or awards against the Company or any Subsidiary with respect to which the Company or such Subsidiary is in good faith prosecuting an appeal or proceedings for review; or Liens incurred by the Company or any Subsidiary for the purpose of obtaining a stay or discharge in the course of any litigation or other proceeding to which the Company or such Subsidiary is a party;

11.
Liens for taxes or assessments or governmental charges or levies not yet due or delinquent, or which can thereafter be paid without penalty, or which are being contested in good faith by appropriate proceedings;

12.
any extension, renewal or replacement (or successive extensions, renewals or replacements) in whole or in part of any Lien referred to in clauses (1) through (11) above, so long as the principal amount of the debt secured thereby does not exceed the principal amount of debt so secured at the time of the extension, renewal or replacement (except that, where an additional principal amount of debt is incurred to provide funds for the completion of a specific project, the additional principal amount, and any related financing costs, may be secured by the Lien as well) and the Lien is limited to the same property subject to the Lien so extended, renewed or replaced (plus improvements on the property); and

13.
any Lien not permitted by clauses (1) through (12) above securing debt that, together with the aggregate outstanding principal amount of all other debt of the Company and its Subsidiaries secured by Liens which would otherwise be prohibited by the foregoing restrictions and the aggregate Value of existing Sale and Leaseback Transactions which would be subject to the restrictions of Section 4.09 but for this clause (13), does not at any time exceed 10% of Consolidated Net Tangible Assets.

Section 4.09    Limitation on Sale and Lease-Back Transactions

The Company shall not enter into any Sale and Leaseback Transaction covering any Restricted Property, nor permit any Subsidiary so to do, unless either:

1.
the Company or such Subsidiary would be entitled to incur debt, in a principal amount at least equal to the Value of such Sale and Leaseback Transaction, which is secured by Liens on the property to be leased (without equally and ratably securing the outstanding Securities) because such Liens would be of such character that no violation of the provisions of Section 4.08 would result, or

2.
the Company during the six months immediately following the effective date of such Sale and Leaseback Transaction causes to be applied to (A) the acquisition of Restricted Property or (B) the voluntary retirement of Funded Debt (whether by redemption, defeasance, repurchase, or otherwise) an amount equal to the Value of such Sale and Leaseback Transaction.

ARTICLE THREE

MISCELLANEOUS PROVISIONS

SECTION 301    Integral Part.

This First Supplemental Indenture constitutes an integral part of the Indenture.

SECTION 302    General Definitions.

For all purposes of this First Supplemental Indenture:

(a)           capitalized terms used herein without definition shall have the meanings specified in the Indenture; and

(b)           the terms “herein”, “hereof”, “hereunder” and other words of similar import refer to this First Supplemental Indenture.

SECTION 303    Adoption, Ratification and Confirmation.

The Indenture, as supplemented and amended by this First Supplemental Indenture, is in all respects hereby adopted, ratified and confirmed.

SECTION 304    Counterparts.

This First Supplemental Indenture may be executed in any number of counterparts, each of which when so executed shall be deemed an original; and all such counterparts shall together constitute but one and the same instrument.

SECTION 305    Governing Law.

THIS FIRST SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, BUT WITHOUT GIVING EFFECT TO THE APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

31 IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed as of the day and year first written above.

TRANSOCEAN INC.

By:	/s/ Anil Shah
Name: Anil Shah
Title: Vice President and Treasurer

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By:	/s/ Patrick T. Giordano
Name: Patrick T. Giordano
Title: Vice President

Annex A

[FORM OF GLOBAL SECURITY]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE INDIVIDUAL SECURITIES REPRESENTED HEREBY, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

5.25% SENIOR NOTE DUE MARCH 15, 2013
TRANSOCEAN INC.

Issue Date: December 11, 2007	Maturity: March 15, 2038
Principal Amount: $	CUSIP: 893830 AR0
ISIN: US893830AR03
Registered: No. R-

Transocean Inc., a Cayman Islands exempted company limited by shares (herein called the “Company”, which term includes any successor corporation under the indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [  ] Dollars ($) on March 15, 2013 and to pay interest thereon and Tax Additional Amounts, if any, in immediately available funds as specified on the reverse of this Security.

Payment of the principal of and interest on and Tax Additional Amounts, if any, with respect to this Security will be made at the office or agency of the Company maintained for that purpose in The City of New York, New  York or Fort Worth, Texas in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company, payment of interest and Tax Additional Amounts, if any, may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the register of Securities or by wire transfer of immediately available funds to the accounts designated by the Holder of this Security.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

TRANSOCEAN INC.

By:
Name:
Title:

Attest:

Assistant Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

Authorized Signatory

Date of Authentication:__________________________________________

[Reverse of Security]

TRANSOCEAN INC.

5.25% SENIOR NOTE DUE MARCH 15, 2013
This Security is one of a duly authorized issue of senior securities of the Company issued and to be issued in one or more series under an Indenture, dated as of December 11, 2007, as amended by the First Supplemental Indenture thereto dated as of December 11, 2007, and the Second Supplemental Indenture thereto dated as of December 11, 2007 (as so amended, herein called the “Indenture”), between the Company and Wells Fargo Bank, National Association, as trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), or their respective predecessors, as applicable, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, which is initially in the aggregate principal amount of $500,000,000.  As used herein, the term “Securities” means securities of the series designated on the face hereof except that, where the context requires that such term be construed as including another series of securities (e.g., where phrases such as “Securities of each series” or Securities of any series” or similar phrases are used), the term “Securities” means securities of any series issued or to be issued under the Indenture.

The Company may, without the consent of the existing holders of the Securities, issue additional Securities having the same ranking and the same interest rate, maturity and other terms as the Securities.  Any additional Securities having such similar terms, together with the Securities, will constitute a single series of Securities under the Indenture.

Interest

The rate at which this Security shall bear interest shall be 5.25% per annum.  The date from which interest shall accrue for this Security shall be December 11, 2007.  The Interest Payment Dates on which interest on this Security shall be payable are March 15 and September 15 of each year, commencing on March 15, 2008.  The Regular Record Date for the interest payable on this Security on any Interest Payment Date shall be the March 1 or September 1, as the case may be, immediately preceding such Interest Payment Date.  Interest will cease to accrue on this Security upon its maturity, conversion, purchase by the Company at the option of a holder or redemption.

Method of Payment

Payments in respect of principal of and interest, if any, on the Securities shall be made by the Company in immediately available funds.

Optional Redemption

The Securities are redeemable, at the option of the Company, at any time prior to maturity in whole or from time to time in part, on a date fixed by the Company for such redemption (the “Redemption Date”) and at a price (the “Redemption Price”) equal to 100% of the principal amount thereof plus accrued and unpaid interest up to but not including the Redemption Date plus a Make-Whole Premium, if any is required to be paid. However, if the Redemption Date is after a Regular Record Date and on or prior to the corresponding Interest Payment Date, the interest will be paid on the Redemption Date to the person in whose name the Securities are registered at the close of business on the Regular Record Date and not included in the Redemption Price. The Redemption Price will never be less than 100% of the principal amount of the Securities plus accrued and unpaid interest up to but not including the Redemption Date.

The amount of the Make-Whole Premium is equal to the excess, if any, of: (i) the sum of the present values, calculated as of the Redemption Date, of :(A) the remaining scheduled payments of interest on the Securities to be redeemed that would be due after the Redemption Date but for such redemption (except that, if such Redemption Date is not an Interest Payment Date, the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued thereon to the Redemption Date); and (B) the principal amount that, but for the redemption, would have been payable at the Stated Maturity; over (ii) the aggregate principal amount of the Securities being redeemed.

The present values of interest and principal payments referred to in clause (i) above will be determined in accordance with generally accepted principles of financial analysis. Those present values will be calculated by discounting the amount of each payment of interest or principal from the date that each payment would have been payable, but for the redemption, to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at a discount rate equal to the Treasury Rate (as defined below) plus 30 basis points.

‘‘Treasury Rate’’ means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity (computed as of the second Business Day immediately preceding such Redemption Date) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

‘‘Comparable Treasury Issue’’ means the United States Treasury security selected by an Independent Investment Banker that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities.

‘‘Independent Investment Banker’’ means one of the Reference Treasury Dealers appointed by the Company.

‘‘Comparable Treasury Price’’ means, with respect to any Redemption Date, (1) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day preceding such Redemption Date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated ‘‘H.15(519) Selected Interest Rates’’ or (2) if such release (or any successor release) is not published or does not contain such prices on such Business Day, (a) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (b) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all Reference Treasury Dealer Quotations obtained.

‘‘Reference Treasury Dealer’’ means Goldman, Sachs & Co. and Lehman Brothers Inc. and their successors and two other nationally recognized investment banking firms that are Primary Treasury Dealers specified from time to time by us, except that if any of the foregoing ceases to be a primary U.S. Government securities dealer in New York City (a ‘‘Primary Treasury Dealer’’), the Company is required to designate as a substitute another nationally recognized investment banking firm that is a Primary Treasury Dealer.

‘‘Reference Treasury Dealer Quotations’’ means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer as of 3:30 p.m., New York City time, on the third Business Day preceding such Redemption Date.

On and after any Redemption Date, interest will cease to accrue on the Securities called for redemption.  If less than all of the Securities are to be redeemed, the Trustee will select the Securities to be redeemed by lot, pro rata or by any other method the Trustee deems fair and appropriate.

Notice of redemption will be mailed by first class mail at least 30 days but not more than 60 days before the Redemption Date to each Holder of Securities to be redeemed at its registered address. Securities in denominations larger than $1,000 Principal Amount may be redeemed in part, but only in whole multiples of $1,000. On and after the Redemption Date, subject to the deposit with the Paying Agent of funds sufficient to pay the Redemption Price, interest ceases to accrue on Securities or portions thereof called for redemption.

The Securities are not entitled to the benefit of any sinking fund or other mandatory redemption provisions.

Tax Additional Amounts

The Company shall pay any amounts due with respect to the payments on the Security without deduction or withholding for any and all present and future withholding taxes, levies, imposts and charges (each, a “Withholding Tax”) imposed by or for the account of the Cayman Islands or any other jurisdiction in which the Company is resident for tax purposes or any political subdivision or taxing authority of such jurisdiction (the “Taxing Jurisdiction”), unless such withholding or deduction  is required by law.  If such deduction or withholding is at any time required, the Company will (subject to compliance by such Holder with any relevant administrative requirements) pay each Holder such additional amounts (“Tax Additional Amounts”) as will result in such Holders receipt of such amounts as it would have received had no such withholding or deduction been required.

If the Taxing Jurisdiction requires the Company to deduct or withhold any Withholding Tax, the Company will (subject to compliance by a Holder with any relevant administrative requirements) pay such Tax Additional Amounts in respect of principal amount, Redemption Price and interest (if any) in accordance with the terms of the Security and the Indenture; provided, however, that the foregoing shall not apply to:

(a)           any Withholding Tax which would not be payable or due but for the fact that (1) the Holder of a Security (or a fiduciary, settlor, beneficiary of, member or shareholder of, such Holder, if such Holder is an estate, trust, partnership or corporation) is a domiciliary, national or resident of, or engaging in business or maintaining a permanent establishment or being physically present in, the Taxing Jurisdiction or otherwise having some present or former connection with the Taxing Jurisdiction other than the holding or ownership of the Security or the collection of principal amount, Redemption Price and Interest (if any), in accordance with the terms of the Security and the Indenture or the enforcement of the Security or (2) where presentation is required, the Security was presented more than 30 days after the date such payment became due or was provided for, whichever is later;

(b)           any Withholding Tax attributable to any estate, inheritance, gift, sales, transfer, excise, personal property or similar tax, levy, impost or charge;

(c)           any Withholding Tax attributable to any tax, levy, impost or charge which is payable otherwise than by withholding from payment of principal amount, Redemption Price and interest (if any);

(d)           any Withholding Tax which would not have been imposed but for the failure to comply with certification, information, documentation or other reporting requirements concerning the nationality, residence, identity or connections with the relevant tax authority of the Holder or beneficial owner of the Security, if this compliance is required by statute or by regulation as a precondition to relief or exemption from such Withholding Tax;

(e)           to the extent a Holder is entitled to a refund or credit in such Taxing Jurisdiction of amounts required to be withheld by such Taxing Jurisdiction; or

(f)           any combination of the instances described in (a) through (e).

With respect to clause (e), above, in the absence of evidence satisfactory to the Company, the Company may conclusively presume that a Holder of a Security is entitled to a refund or credit of all amounts required to be withheld.  The Company shall not be required to pay any Tax Additional Amounts to any Holder of a Security who is a fiduciary or partnership or other than the sole beneficial owner of the Security to the extent that a beneficiary or settlor with respect to such fiduciary, or a member of such partnership or a beneficial owner thereof, would not have been entitled to the payment of such Tax Additional Amounts had such beneficiary, settlor, member or beneficial owner been the Holder of the Security.

Transfer

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the register of the Securities, upon surrender of this Security for registration or transfer at the office or agency in a Place of Payment for Securities of this series, duly endorsed by, or accompanied by a written instrument of transfer in form reasonably satisfactory to the Registrar duly executed by the Holder thereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of like tenor and of other authorized denominations and for the same aggregate principal amount, executed by the Company and authenticated and delivered by the Trustee, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations set forth therein and on the face of this Security, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee or any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Amendment, Supplement and Waiver; Limitation on Suits

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of at least a majority in principal amount of the then outstanding Securities of all series affected (acting as one class). The Indenture also contains provisions permitting the Holders of at least a majority in principal amount of the then outstanding Securities of any series or of all series (acting as one class), to waive compliance by the Company with certain existing or past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

Subject to the right of the Holder of any Securities of this series to institute proceedings to enforce the Holder’s right to receive payment of the principal thereof and interest thereon (or repurchase price thereof) and any Tax Additional Amounts with respect thereto and to receive shares on conversion, no Holder of the Securities of this series shall have any right to institute any proceeding, judicial or otherwise, with respect to the Indenture, or for the appointment of a receiver or trustee, or for any other remedy thereunder, unless

(1)           such Holder has previously given written notice to the Trustee of a continuing Event of Default;

(2)           the Holders of not less than 25% in principal amount of the then Outstanding Securities of this series shall have made written request to the Trustee to pursue the remedy;

(3)           such Holder or Holders offer to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense to be incurred in compliance with such request;

(4)           the Trustee for 60 days after its receipt of such request and offer of indemnity has failed to institute any such proceeding; and

(5)           no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the then outstanding Securities of this series;

it being understood and intended that no one or more of such Holders shall have the right in any manner whatever by virtue of, or by availing of, any provision of the Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under the Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

Successor Corporation

When a successor Person assumes all the obligations of its predecessor under the Securities and the Indenture in accordance with the terms and conditions of the Indenture, the predecessor Person will (except in certain circumstances specified in the Indenture) be released from those obligations.

Defaults and Remedies

If an Event of Default with respect to Securities of this series shall occur and be continuing, all unpaid Principal Amount plus accrued and unpaid interest through the acceleration date of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

No Recourse Against Others

No recourse shall be had for the payment of the principal of or the interest, if any, on this Security, for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment of penalty or otherwise, all such liability being, by acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

Indenture to Control; Governing Law

In the case of any conflict between the provisions of this Security and the Indenture, the provisions of the Indenture shall control.

THE INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, BUT WITHOUT GIVING EFFECT TO THE APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

Definitions

All terms defined in the Indenture and used in this Security but not specifically defined herein are used herein as so defined.

Annex B

[FORM OF GLOBAL SECURITY]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE INDIVIDUAL SECURITIES REPRESENTED HEREBY, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

6.00% SENIOR NOTE DUE MARCH 15, 2018

TRANSOCEAN INC.

Issue Date: December 11, 2007	Maturity: March 15, 2018
Principal Amount: $	CUSIP: 893830 AS8
ISIN: US893830AS85
Registered: No. R-

Transocean Inc., a Cayman Islands exempted company limited by shares (herein called the “Company”, which term includes any successor corporation under the indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [] Dollars ($) on March 15, 2018 and to pay interest thereon and Tax Additional Amounts, if any, in immediately available funds as specified on the reverse of this Security.

Payment of the principal of and interest on and Tax Additional Amounts, if any, with respect to this Security will be made at the office or agency of the Company maintained for that purpose in The City of New York, New  York or Fort Worth, Texas in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company, payment of interest and Tax Additional Amounts, if any, may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the register of Securities or by wire transfer of immediately available funds to the accounts designated by the Holder of this Security.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

TRANSOCEAN INC.

By:
Name:
Title:

Attest:

Assistant		Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

Authorized Signatory

Date of Authentication: _____________________

[Reverse of Security]

TRANSOCEAN INC.

6.00% SENIOR NOTES DUE MARCH 15, 2018
This Security is one of a duly authorized issue of senior securities of the Company issued and to be issued in one or more series under an Indenture, dated as of December 11, 2007, as amended by the First Supplemental Indenture thereto dated as of December 11, 2007, and the Second Supplemental Indenture thereto dated as of December 11, 2007 (as so amended, herein called the “Indenture”), between the Company and Wells Fargo Bank, National Association, as trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), or their respective predecessors, as applicable, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, which is initially in the aggregate principal amount of $1,000,000,000.  As used herein, the term “Securities” means securities of the series designated on the face hereof except that, where the context requires that such term be construed as including another series of securities (e.g., where phrases such as “Securities of each series” or Securities of any series” or similar phrases are used), the term “Securities” means securities of any series issued or to be issued under the Indenture.

The Company may, without the consent of the existing holders of the Securities, issue additional Securities having the same ranking and the same interest rate, maturity and other terms as the Securities.  Any additional Securities having such similar terms, together with the Securities, will constitute a single series of Securities under the Indenture.

Interest

The rate at which this Security shall bear interest shall be 6.00% per annum.  The date from which interest shall accrue for this Security shall be December 11, 2007.  The Interest Payment Dates on which interest on this Security shall be payable are March 15 and September 15 of each year, commencing on March 15, 2008.  The Regular Record Date for the interest payable on this Security on any Interest Payment Date shall be the March 1 or September 1, as the case may be, immediately preceding such Interest Payment Date.  Interest will cease to accrue on this Security upon its maturity, conversion, purchase by the Company at the option of a holder or redemption.

Method of Payment

Payments in respect of principal of and interest, if any, on the Securities shall be made by the Company in immediately available funds.

Optional Redemption

1The Securities are redeemable, at the option of the Company, at any time prior to maturity in whole or from time to time in part, on a date fixed by the Company for such redemption (the “Redemption Date”) and at a price (the “Redemption Price”) equal to 100% of the principal amount thereof plus accrued and unpaid interest up to but not including the Redemption Date plus a Make-Whole Premium, if any is required to be paid. However, if the Redemption Date is after a Regular Record Date and on or prior to the corresponding Interest Payment Date, the interest will be paid on the Redemption Date to the person in whose name the Securities are registered at the close of business on the Regular Record Date and not included in the Redemption Price. The Redemption Price will never be less than 100% of the principal amount of the Securities plus accrued and unpaid interest up to but not including the Redemption Date.

The amount of the Make-Whole Premium is equal to the excess, if any, of: (i) the sum of the present values, calculated as of the Redemption Date, of :(A) the remaining scheduled payments of interest on the Securities to be redeemed that would be due after the Redemption Date but for such redemption (except that, if such Redemption Date is not an Interest Payment Date, the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued thereon to the Redemption Date); and (B) the principal amount that, but for the redemption, would have been payable at the Stated Maturity; over (ii) the aggregate principal amount of the Securities being redeemed.

The present values of interest and principal payments referred to in clause (i) above will be determined in accordance with generally accepted principles of financial analysis. Those present values will be calculated by discounting the amount of each payment of interest or principal from the date that each payment would have been payable, but for the redemption, to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at a discount rate equal to the Treasury Rate (as defined below) plus 35 basis points.

‘‘Treasury Rate’’ means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity (computed as of the second Business Day immediately preceding such Redemption Date) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

‘‘Comparable Treasury Issue’’ means the United States Treasury security selected by an Independent Investment Banker that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities.

‘‘Independent Investment Banker’’ means one of the Reference Treasury Dealers appointed by the Company.

‘‘Comparable Treasury Price’’ means, with respect to any Redemption Date, (1) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day preceding such Redemption Date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated ‘‘H.15(519) Selected Interest Rates’’ or (2) if such release (or any successor release) is not published or does not contain such prices on such Business Day, (a) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (b) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all Reference Treasury Dealer Quotations obtained.

‘‘Reference Treasury Dealer’’ means Goldman, Sachs & Co. and Lehman Brothers Inc. and their successors and two other nationally recognized investment banking firms that are Primary Treasury Dealers specified from time to time by us, except that if any of the foregoing ceases to be a primary U.S. Government securities dealer in New York City (a ‘‘Primary Treasury Dealer’’), the Company is required to designate as a substitute another nationally recognized investment banking firm that is a Primary Treasury Dealer.

‘‘Reference Treasury Dealer Quotations’’ means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer as of 3:30 p.m., New York City time, on the third Business Day preceding such Redemption Date.

On and after any Redemption Date, interest will cease to accrue on the Securities called for redemption.  If less than all of the Securities are to be redeemed, the Trustee will select the Securities to be redeemed by lot, pro rata or by any other method the Trustee deems fair and appropriate.

Notice of redemption will be mailed by first class mail at least 30 days but not more than 60 days before the Redemption Date to each Holder of Securities to be redeemed at its registered address. Securities in denominations larger than $1,000 Principal Amount may be redeemed in part, but only in whole multiples of $1,000. On and after the Redemption Date, subject to the deposit with the Paying Agent of funds sufficient to pay the Redemption Price, interest ceases to accrue on Securities or portions thereof called for redemption.

The Securities are not entitled to the benefit of any sinking fund or other mandatory redemption provisions.

Tax Additional Amounts

The Company shall pay any amounts due with respect to the payments on the Security without deduction or withholding for any and all present and future withholding taxes, levies, imposts and charges (each, a “Withholding Tax”) imposed by or for the account of the Cayman Islands or any other jurisdiction in which the Company is resident for tax purposes or any political subdivision or taxing authority of such jurisdiction (the “Taxing Jurisdiction”), unless such withholding or deduction  is required by law.  If such deduction or withholding is at any time required, the Company will (subject to compliance by such Holder with any relevant administrative requirements) pay each Holder such additional amounts (“Tax Additional Amounts”) as will result in such Holders receipt of such amounts as it would have received had no such withholding or deduction been required.

If the Taxing Jurisdiction requires the Company to deduct or withhold any Withholding Tax, the Company will (subject to compliance by a Holder with any relevant administrative requirements) pay such Tax Additional Amounts in respect of principal amount, Redemption Price and interest (if any) in accordance with the terms of the Security and the Indenture; provided, however, that the foregoing shall not apply to:

(a)           any Withholding Tax which would not be payable or due but for the fact that (1) the Holder of a Security (or a fiduciary, settlor, beneficiary of, member or shareholder of, such Holder, if such Holder is an estate, trust, partnership or corporation) is a domiciliary, national or resident of, or engaging in business or maintaining a permanent establishment or being physically present in, the Taxing Jurisdiction or otherwise having some present or former connection with the Taxing Jurisdiction other than the holding or ownership of the Security or the collection of principal amount, Redemption Price and Interest (if any), in accordance with the terms of the Security and the Indenture or the enforcement of the Security or (2) where presentation is required, the Security was presented more than 30 days after the date such payment became due or was provided for, whichever is later;

(b)           any Withholding Tax attributable to any estate, inheritance, gift, sales, transfer, excise, personal property or similar tax, levy, impost or charge;

(c)           any Withholding Tax attributable to any tax, levy, impost or charge which is payable otherwise than by withholding from payment of principal amount, Redemption Price and interest (if any);

(d)           any Withholding Tax which would not have been imposed but for the failure to comply with certification, information, documentation or other reporting requirements concerning the nationality, residence, identity or connections with the relevant tax authority of the Holder or beneficial owner of the Security, if this compliance is required by statute or by regulation as a precondition to relief or exemption from such Withholding Tax;

(e)           to the extent a Holder is entitled to a refund or credit in such Taxing Jurisdiction of amounts required to be withheld by such Taxing Jurisdiction; or

(f)           any combination of the instances described in (a) through (e).

With respect to clause (e), above, in the absence of evidence satisfactory to the Company, the Company may conclusively presume that a Holder of a Security is entitled to a refund or credit of all amounts required to be withheld.  The Company shall not be required to pay any Tax Additional Amounts to any Holder of a Security who is a fiduciary or partnership or other than the sole beneficial owner of the Security to the extent that a beneficiary or settlor with respect to such fiduciary, or a member of such partnership or a beneficial owner thereof, would not have been entitled to the payment of such Tax Additional Amounts had such beneficiary, settlor, member or beneficial owner been the Holder of the Security.

Transfer

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the register of the Securities, upon surrender of this Security for registration or transfer at the office or agency in a Place of Payment for Securities of this series, duly endorsed by, or accompanied by a written instrument of transfer in form reasonably satisfactory to the Registrar duly executed by the Holder thereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of like tenor and of other authorized denominations and for the same aggregate principal amount, executed by the Company and authenticated and delivered by the Trustee, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations set forth therein and on the face of this Security, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee or any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Amendment, Supplement and Waiver; Limitation on Suits

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of at least a majority in principal amount of the then outstanding Securities of all series affected (acting as one class). The Indenture also contains provisions permitting the Holders of at least a majority in principal amount of the then outstanding Securities of any series or of all series (acting as one class), to waive compliance by the Company with certain existing or past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

Subject to the right of the Holder of any Securities of this series to institute proceedings to enforce the Holder’s right to receive payment of the principal thereof and interest thereon (or repurchase price thereof) and any Tax Additional Amounts with respect thereto and to receive shares on conversion, no Holder of the Securities of this series shall have any right to institute any proceeding, judicial or otherwise, with respect to the Indenture, or for the appointment of a receiver or trustee, or for any other remedy thereunder, unless

(1)           such Holder has previously given written notice to the Trustee of a continuing Event of Default;

(2)           the Holders of not less than 25% in principal amount of the then Outstanding Securities of this series shall have made written request to the Trustee to pursue the remedy;

(3)           such Holder or Holders offer to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense to be incurred in compliance with such request;

(4)           the Trustee for 60 days after its receipt of such request and offer of indemnity has failed to institute any such proceeding; and

(5)           no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the then outstanding Securities of this series;

it being understood and intended that no one or more of such Holders shall have the right in any manner whatever by virtue of, or by availing of, any provision of the Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under the Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

Successor Corporation

When a successor Person assumes all the obligations of its predecessor under the Securities and the Indenture in accordance with the terms and conditions of the Indenture, the predecessor Person will (except in certain circumstances specified in the Indenture) be released from those obligations.

Defaults and Remedies

If an Event of Default with respect to Securities of this series shall occur and be continuing, all unpaid Principal Amount plus accrued and unpaid interest through the acceleration date of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

No Recourse Against Others

No recourse shall be had for the payment of the principal of or the interest, if any, on this Security, for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment of penalty or otherwise, all such liability being, by acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

Indenture to Control; Governing Law

In the case of any conflict between the provisions of this Security and the Indenture, the provisions of the Indenture shall control.

THE INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, BUT WITHOUT GIVING EFFECT TO THE APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

Definitions

All terms defined in the Indenture and used in this Security but not specifically defined herein are used herein as so defined.

Annex C

[FORM OF GLOBAL SECURITY]

144 UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

145 UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE INDIVIDUAL SECURITIES REPRESENTED HEREBY, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

6.80% SENIOR NOTE DUE MARCH 15, 2038

TRANSOCEAN INC.

Issue Date: December 11, 2007	Maturity: March 15, 2038
Principal Amount: $	CUSIP: 893830 AT6
ISIN: US893830AT68
Registered: No. R-

Transocean Inc., a Cayman Islands exempted company limited by shares (herein called the “Company”, which term includes any successor corporation under the indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [] Dollars ($) on March 15, 2038 and to pay interest thereon and Tax Additional Amounts, if any, in immediately available funds as specified on the reverse of this Security.

Payment of the principal of and interest on and Tax Additional Amounts, if any, with respect to this Security will be made at the office or agency of the Company maintained for that purpose in The City of New York, New  York or Fort Worth, Texas in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company, payment of interest and Tax Additional Amounts, if any, may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the register of Securities or by wire transfer of immediately available funds to the accounts designated by the Holder of this Security.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

TRANSOCEAN INC.

By:
Name:
Title:

Attest:

Assistant Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

Authorized Signatory

Date of Authentication:____________________________________

[Reverse of Security]

TRANSOCEAN INC.

6.80% SENIOR NOTES DUE MARCH 15, 2038
This Security is one of a duly authorized issue of senior securities of the Company issued and to be issued in one or more series under an Indenture, dated as of December 11, 2007, as amended by the First Supplemental Indenture thereto dated as of December 11, 2007, and the Second Supplemental Indenture thereto dated as of December 11, 2007 (as so amended, herein called the “Indenture”), between the Company and Wells Fargo Bank, National Association, as trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), or their respective predecessors, as applicable, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, which is initially in the aggregate principal amount of $1,000,000,000.  As used herein, the term “Securities” means securities of the series designated on the face hereof except that, where the context requires that such term be construed as including another series of securities (e.g., where phrases such as “Securities of each series” or Securities of any series” or similar phrases are used), the term “Securities” means securities of any series issued or to be issued under the Indenture.

The Company may, without the consent of the existing holders of the Securities, issue additional Securities having the same ranking and the same interest rate, maturity and other terms as the Securities.  Any additional Securities having such similar terms, together with the Securities, will constitute a single series of Securities under the Indenture.

Interest

The rate at which this Security shall bear interest shall be 6.80% per annum.  The date from which interest shall accrue for this Security shall be December 11, 2007.  The Interest Payment Dates on which interest on this Security shall be payable are March 15 and September 15 of each year, commencing on March 15, 2008.  The Regular Record Date for the interest payable on this Security on any Interest Payment Date shall be the March 1 or September 1, as the case may be, immediately preceding such Interest Payment Date.  Interest will cease to accrue on this Security upon its maturity, conversion, purchase by the Company at the option of a holder or redemption.

Method of Payment

Payments in respect of principal of and interest, if any, on the Securities shall be made by the Company in immediately available funds.

Optional Redemption

The Securities are redeemable, at the option of the Company, at any time prior to maturity in whole or from time to time in part, on a date fixed by the Company for such redemption (the “Redemption Date”) and at a price (the “Redemption Price”) equal to 100% of the principal amount thereof plus accrued and unpaid interest up to but not including the Redemption Date plus a Make-Whole Premium, if any is required to be paid. However, if the Redemption Date is after a Regular Record Date and on or prior to the corresponding Interest Payment Date, the interest will be paid on the Redemption Date to the person in whose name the Securities are registered at the close of business on the Regular Record Date and not included in the Redemption Price. The Redemption Price will never be less than 100% of the principal amount of the Securities plus accrued and unpaid interest up to but not including the Redemption Date.

The amount of the Make-Whole Premium is equal to the excess, if any, of: (i) the sum of the present values, calculated as of the Redemption Date, of :(A) the remaining scheduled payments of interest on the Securities to be redeemed that would be due after the Redemption Date but for such redemption (except that, if such Redemption Date is not an Interest Payment Date, the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued thereon to the Redemption Date); and (B) the principal amount that, but for the redemption, would have been payable at the Stated Maturity; over (ii) the aggregate principal amount of the Securities being redeemed.

The present values of interest and principal payments referred to in clause (i) above will be determined in accordance with generally accepted principles of financial analysis. Those present values will be calculated by discounting the amount of each payment of interest or principal from the date that each payment would have been payable, but for the redemption, to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at a discount rate equal to the Treasury Rate (as defined below) plus 40 basis points.

‘‘Treasury Rate’’ means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity (computed as of the second Business Day immediately preceding such Redemption Date) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

‘‘Comparable Treasury Issue’’ means the United States Treasury security selected by an Independent Investment Banker that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities.

‘‘Independent Investment Banker’’ means one of the Reference Treasury Dealers appointed by the Company.

‘‘Comparable Treasury Price’’ means, with respect to any Redemption Date, (1) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day preceding such Redemption Date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated ‘‘H.15(519) Selected Interest Rates’’ or (2) if such release (or any successor release) is not published or does not contain such prices on such Business Day, (a) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (b) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all Reference Treasury Dealer Quotations obtained.

‘‘Reference Treasury Dealer’’ means Goldman, Sachs & Co. and Lehman Brothers Inc. and their successors and two other nationally recognized investment banking firms that are Primary Treasury Dealers specified from time to time by us, except that if any of the foregoing ceases to be a primary U.S. Government securities dealer in New York City (a ‘‘Primary Treasury Dealer’’), the Company is required to designate as a substitute another nationally recognized investment banking firm that is a Primary Treasury Dealer.

‘‘Reference Treasury Dealer Quotations’’ means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer as of 3:30 p.m., New York City time, on the third Business Day preceding such Redemption Date.

On and after any Redemption Date, interest will cease to accrue on the Securities called for redemption.  If less than all of the Securities are to be redeemed, the Trustee will select the Securities to be redeemed by lot, pro rata or by any other method the Trustee deems fair and appropriate.

Notice of redemption will be mailed by first class mail at least 30 days but not more than 60 days before the Redemption Date to each Holder of Securities to be redeemed at its registered address. Securities in denominations larger than $1,000 Principal Amount may be redeemed in part, but only in whole multiples of $1,000. On and after the Redemption Date, subject to the deposit with the Paying Agent of funds sufficient to pay the Redemption Price, interest ceases to accrue on Securities or portions thereof called for redemption.

The Securities are not entitled to the benefit of any sinking fund or other mandatory redemption provisions.

Tax Additional Amounts

The Company shall pay any amounts due with respect to the payments on the Security without deduction or withholding for any and all present and future withholding taxes, levies, imposts and charges (each, a “Withholding Tax”) imposed by or for the account of the Cayman Islands or any other jurisdiction in which the Company is resident for tax purposes or any political subdivision or taxing authority of such jurisdiction (the “Taxing Jurisdiction”), unless such withholding or deduction  is required by law.  If such deduction or withholding is at any time required, the Company will (subject to compliance by such Holder with any relevant administrative requirements) pay each Holder such additional amounts (“Tax Additional Amounts”) as will result in such Holders receipt of such amounts as it would have received had no such withholding or deduction been required.

If the Taxing Jurisdiction requires the Company to deduct or withhold any Withholding Tax, the Company will (subject to compliance by a Holder with any relevant administrative requirements) pay such Tax Additional Amounts in respect of principal amount, Redemption Price and interest (if any) in accordance with the terms of the Security and the Indenture; provided, however, that the foregoing shall not apply to:

(a)           any Withholding Tax which would not be payable or due but for the fact that (1) the Holder of a Security (or a fiduciary, settlor, beneficiary of, member or shareholder of, such Holder, if such Holder is an estate, trust, partnership or corporation) is a domiciliary, national or resident of, or engaging in business or maintaining a permanent establishment or being physically present in, the Taxing Jurisdiction or otherwise having some present or former connection with the Taxing Jurisdiction other than the holding or ownership of the Security or the collection of principal amount, Redemption Price and Interest (if any), in accordance with the terms of the Security and the Indenture or the enforcement of the Security or (2) where presentation is required, the Security was presented more than 30 days after the date such payment became due or was provided for, whichever is later;

(b)           any Withholding Tax attributable to any estate, inheritance, gift, sales, transfer, excise, personal property or similar tax, levy, impost or charge;

(c)           any Withholding Tax attributable to any tax, levy, impost or charge which is payable otherwise than by withholding from payment of principal amount, Redemption Price and interest (if any);

(d)           any Withholding Tax which would not have been imposed but for the failure to comply with certification, information, documentation or other reporting requirements concerning the nationality, residence, identity or connections with the relevant tax authority of the Holder or beneficial owner of the Security, if this compliance is required by statute or by regulation as a precondition to relief or exemption from such Withholding Tax;

(e)           to the extent a Holder is entitled to a refund or credit in such Taxing Jurisdiction of amounts required to be withheld by such Taxing Jurisdiction; or

(f)           any combination of the instances described in (a) through (e).

With respect to clause (e), above, in the absence of evidence satisfactory to the Company, the Company may conclusively presume that a Holder of a Security is entitled to a refund or credit of all amounts required to be withheld.  The Company shall not be required to pay any Tax Additional Amounts to any Holder of a Security who is a fiduciary or partnership or other than the sole beneficial owner of the Security to the extent that a beneficiary or settlor with respect to such fiduciary, or a member of such partnership or a beneficial owner thereof, would not have been entitled to the payment of such Tax Additional Amounts had such beneficiary, settlor, member or beneficial owner been the Holder of the Security.

Transfer

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the register of the Securities, upon surrender of this Security for registration or transfer at the office or agency in a Place of Payment for Securities of this series, duly endorsed by, or accompanied by a written instrument of transfer in form reasonably satisfactory to the Registrar duly executed by the Holder thereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of like tenor and of other authorized denominations and for the same aggregate principal amount, executed by the Company and authenticated and delivered by the Trustee, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations set forth therein and on the face of this Security, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee or any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Amendment, Supplement and Waiver; Limitation on Suits

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of at least a majority in principal amount of the then outstanding Securities of all series affected (acting as one class). The Indenture also contains provisions permitting the Holders of at least a majority in principal amount of the then outstanding Securities of any series or of all series (acting as one class), to waive compliance by the Company with certain existing or past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

Subject to the right of the Holder of any Securities of this series to institute proceedings to enforce the Holder’s right to receive payment of the principal thereof and interest thereon (or repurchase price thereof) and any Tax Additional Amounts with respect thereto and to receive shares on conversion, no Holder of the Securities of this series shall have any right to institute any proceeding, judicial or otherwise, with respect to the Indenture, or for the appointment of a receiver or trustee, or for any other remedy thereunder, unless

(1)           such Holder has previously given written notice to the Trustee of a continuing Event of Default;

(2)           the Holders of not less than 25% in principal amount of the then Outstanding Securities of this series shall have made written request to the Trustee to pursue the remedy;

(3)           such Holder or Holders offer to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense to be incurred in compliance with such request;

(4)           the Trustee for 60 days after its receipt of such request and offer of indemnity has failed to institute any such proceeding; and

(5)           no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the then outstanding Securities of this series;

it being understood and intended that no one or more of such Holders shall have the right in any manner whatever by virtue of, or by availing of, any provision of the Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under the Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

Successor Corporation

When a successor Person assumes all the obligations of its predecessor under the Securities and the Indenture in accordance with the terms and conditions of the Indenture, the predecessor Person will (except in certain circumstances specified in the Indenture) be released from those obligations.

Defaults and Remedies

If an Event of Default with respect to Securities of this series shall occur and be continuing, all unpaid Principal Amount plus accrued and unpaid interest through the acceleration date of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

No Recourse Against Others

No recourse shall be had for the payment of the principal of or the interest, if any, on this Security, for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment of penalty or otherwise, all such liability being, by acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

Indenture to Control; Governing Law

In the case of any conflict between the provisions of this Security and the Indenture, the provisions of the Indenture shall control.

THE INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, BUT WITHOUT GIVING EFFECT TO THE APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

Definitions

All terms defined in the Indenture and used in this Security but not specifically defined herein are used herein as so defined.